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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): December 22, 1998



                             Manugistics Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                       0-22154               52-1469385
-------------------------------          -----------         ----------------
(State or other jurisdiction of          (Commission         (I.R.S. Employer
  incorporation)                         File Number)     Identification Number)



                           2115 East Jefferson Street
                            Rockville, Maryland 20852
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              (Address of principal executive offices and zip code)


                                 (301) 984-5000
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              (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other events.

         On December 22, 1998, Manugistics Group, Inc. issued a press release announcing its financial results for its third quarter ended November 30, 1998, and its continuing preliminary discussions with other companies concerning a potential business combination. A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit Number             Description
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     99                    Press Release dated December 22, 1998.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 23rd day of December, 1998.


                                   MANUGISTICS GROUP, INC.


                                   By:   /s/  Peter Q. Repetti
                                         -----------------------------------
                                         Peter Q. Repetti
                                         Senior Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX



            Exhibit Number               Description
            --------------               -----------

               99                        Press Release dated December 22, 1998